Fees Summary	Jul. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 59,814,375.00
Previously Paid Amount	7,434.33
Total Fee Amount	8,260.38
Total Offset Amount	0.00
Net Fee	$ 826.05